UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 10, 2018

TENNECO INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12387	76-0515284
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS	60045
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 482-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Transaction Agreement

On April 10, 2018, Tenneco Inc., a Delaware corporation (the “Company”), entered into a Membership Interest Purchase Agreement (the “Transaction Agreement”) by and among the Company, Federal-Mogul LLC, a Delaware limited liability company (“Federal-Mogul”), American Entertainment Properties Corp., a Delaware corporation (the “Seller”), and Icahn Enterprises L.P., a Delaware limited partnership (“IEP”), pursuant to which the Company will acquire Federal-Mogul (the “Transaction”).

Subject to the terms and conditions of the Transaction Agreement, the Company will (i) pay to the Seller an aggregate amount in cash equal to $800.0 million (the “Cash Consideration”) and (ii) issue and deliver to the Seller an aggregate of 29,444,846 shares (the “Stock Consideration”) of common stock, par value $0.01, of the Company (“Common Stock”), which shall be comprised of: (a) a number of shares of Common Stock (to be reclassified as Class A Voting Common Stock, par value $0.01, of the Company at the closing of the Transaction (“Class A Common Stock”)) equal to 9.9% of the aggregate number of shares of Class A Common Stock issued and outstanding as of immediately following the closing of the Transaction (such number of shares of Class A Common Stock, the “Class A Common Stock Amount”), and (b) a number of shares of a newly created Class B Non-Voting Common Stock, par value $0.01 (“Class B Common Stock”), equal to (1) the Stock Consideration, minus (2) the Class A Common Stock Amount.

Until the date that is 10 business days prior to the anticipated closing date of the Transaction, the Company may elect to conduct an offering of Common Stock in order to raise funds to increase the Cash Consideration and decrease the Stock Consideration by selling up to 7,315,490 shares of Common Stock in accordance with the terms of the Transaction Agreement.

The completion of the Transaction is subject to certain customary closing conditions, including:

•	approval by a majority of the total votes cast on the proposal to approve the issuance of the Stock Consideration at a special meeting of the Company’s stockholders;

•	the absence of any outstanding order enacted, promulgated, issued, entered, amended or enforced in the United States or the European Union enjoining or otherwise prohibiting the consummation of the transactions contemplated by the Transaction Agreement;

•	expiration or termination of any waiting periods (and any extensions thereof) under the U.S. Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and receipt of certain other required antitrust approvals;

•	the filing of an amended and restated certificate of incorporation of the Company with the Secretary of State for the State of Delaware; and

•	approval for the listing of the Class A Common Stock on the NYSE, subject to official notice of issuance.

Each party’s obligation to consummate the Transaction is also subject to certain additional closing conditions, including (i) the accuracy of the other party’s representations and warranties contained in the Transaction Agreement (subject to certain materiality qualifiers) and (ii) the other party’s compliance in all material respects with its covenants and agreements contained in the Transaction Agreement.

The Transaction Agreement contains customary representations, warranties and covenants by each party that are subject, in some cases, to specified exceptions and qualifications contained in the Transaction Agreement. The representations and warranties in the Transaction Agreement are the product of negotiations between the parties to the Transaction Agreement and are made to, and solely for the benefit of, the party to whom such representations and warranties are made, in each case as of specified dates. Such representations and warranties may have been made for the purpose of allocating contractual risk between the parties to the Transaction Agreement instead of establishing these matters as facts, may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors, and may not be relied upon by any other person.

Following the closing of the Transaction, the Company has agreed to use its reasonable best efforts to pursue the separation of the combined company’s powertrain technology business and its aftermarket & ride performance business into two separate, publicly traded companies in a spin-off transaction that is expected to be treated as a tax-free reorganization for U.S. federal income tax purposes (the “Spin-Off”).

In addition, the Transaction Agreement provides for customary pre-closing covenants of the Company and Federal-Mogul, including covenants to conduct their respective businesses in the ordinary course consistent with past practice and to refrain from taking certain actions without the other party’s consent. The Transaction Agreement also contains covenants not to solicit proposals relating to alternative transactions and in the case of the Company, to recommend that the Company’s stockholders approve (i) the Transaction Agreement, (ii) the necessary issuance of shares to pay the Stock Consideration, and (iii) the A&R Certificate of Incorporation (as defined below). Prior to the stockholder vote with respect to the Transaction, the board of directors of the Company (the “Board”) may terminate the Transaction Agreement to accept a Superior Proposal (as defined in the Transaction Agreement), if the Board determines that the failure to do so would violate its fiduciary duties, subject to complying with certain notice and other specified conditions, including giving the Seller the opportunity to revise the Transaction Agreement and make a Superior Proposal during a match right period, and the payment of the Termination Fee (as defined below).

The Transaction Agreement contains termination rights for each of the Company and the Seller, including, among others, if the closing of the Transaction does not occur on or before the 9-month anniversary of the date of the Transaction Agreement, subject to extension until the 15-month anniversary of the date of the Transaction Agreement in certain circumstances (the “Termination Date”). The Transaction Agreement may also be terminated by mutual written consent of the Company and the Seller.

Upon termination of the Transaction Agreement, the Company would be required to pay the Seller a termination fee of $200 million (the “Termination Fee”) in certain circumstances, including:

•	a termination by the Company to enter into a Superior Proposal;

•	a termination by the Company or the Seller if the closing of the Transaction does not occur prior to the Termination Date, provided that the Company is not obligated to pay the Termination Fee if there has been a material adverse effect on Federal-Mogul;

•	if the Transaction Agreement is terminated due to the failure to obtain the approval of the Company’s stockholders and an acquisition proposal is received by the Company or is otherwise publicly known or announced and, within twelve (12) months of such termination, the Company enters into or consummates an alternative transaction involving the change of control of the Company; or

•	a termination by the Seller if the Company breached in any material respect any of its representations or warranties or failed to perform in any material respect any of its covenants or other agreements contained in the Transaction Agreement, which cannot be cured as set forth in the Transaction Agreement.

The foregoing summary of the Transaction Agreement is qualified in its entirety by the full text of the Transaction Agreement, which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

Shareholders Agreement

Upon the closing of the Transaction, the Company, the Seller and IEP have agreed to enter into a Shareholders Agreement (the “Shareholders Agreement”). Pursuant to the Shareholders Agreement, prior to the earlier of the date the Spin-Off is consummated, the Spin-Off Cutoff Date (as defined in the Shareholders Agreement), subject to certain exceptions, and the date on which IEP ceases to beneficially own at least 10% of the outstanding Common Stock, measured as a single class, the Seller will have the right to designate one person for nomination for election or appointment to the Board.

The Company has agreed to file by the closing of the Transaction a registration statement covering the Class A Common Stock (including shares of Class A Common Stock issuable upon conversion of the Class B Common Stock) to be issued by the Company to the Seller as the Stock Consideration in the Transaction. The Shareholders Agreement also will provide that as long as IEP beneficially owns at least 10% of the outstanding Common Stock, measured as a single class, the Seller will be granted certain preemptive rights.

The Shareholders Agreement includes a standstill covenant, which prohibits IEP and its affiliates from taking certain actions until the earlier of the Spin-Off Cutoff Date (in the case of clause (i) below, one year after the Spin-Off Cutoff Date) and the date that is one year after the date on which IEP and its affiliates cease to own at least 5% of the outstanding Common Stock, measured as a single class, such as (i) acquiring or offering or agreeing to acquire, directly or indirectly, any shares of Common Stock or other securities or equity interests of the Company or any subsidiary, (ii) making, or in any way participating in, directly or indirectly, any solicitation of proxies to vote, or seeking to advise or influence any person or entity with respect to the voting of, any voting securities of the Company or its Subsidiaries, (iii) making any public announcement with respect to, or submitting a proposal for, or offering of any merger, consolidation, business combination, tender or exchange offer, restructuring, recapitalization or other extraordinary transaction of or involving the Company or any of its subsidiaries and (iv) otherwise acting, alone or in concert with others, to seek to control the management, the Board or policies of the Company. If IEP or any of its affiliates seek to take certain actions (other than in the case of clause (i) above) following the termination of the standstill covenant, the Board designee selected by the Seller is required to have resigned at least 30 days prior to taking any such action.

The foregoing description of the Shareholders Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the form of Shareholders Agreement that appears as Exhibit A to the Transaction Agreement, which is filed as Exhibit 2.1 and is incorporated herein by reference.

Amended and Restated Certificate of Incorporation

Pursuant to the Transaction Agreement, the Company will seek stockholder approval for an amended and restated certificate of incorporation (the “A&R Certificate of Incorporation”) to, among other things, redesignate the Common Stock as Class A Common Stock and create a new class of Class B Common Stock, which will be issued to the Seller as part of the Stock Consideration at the closing of the Transaction. The Class B Common Stock will be non-voting, but will otherwise entitle the holders thereof to the same rights and powers as holders of Class A Common Stock. The Class B Common Stock will be convertible on a one-for-one basis into shares of Class A Common Stock upon a transfer by the Seller, except for a “Non-Converting Transfer” (as defined in the A&R Certificate of Incorporation).

The foregoing description of the A&R Certificate of Incorporation does not purport to be complete, and is qualified in its entirety by reference to the full text of the form of A&R Certificate of Incorporation that appears as Exhibit C to the Transaction Agreement, which is filed as Exhibit 2.1 and is incorporated herein by reference.

Debt Commitment Letters

The Company has entered into a debt commitment letter, pursuant to which JPMorgan Chase Bank, N.A. and Barclays Bank PLC have committed to provide an aggregate amount of $4.9 billion of debt financing, consisting of a $1.0 billion Term Loan A, a $2.4 billion Term Loan B and a $1.5 billion revolving credit facility, which will finance the Cash Consideration portion of the purchase price and replace the Company’s existing senior credit facilities and certain senior facilities at Federal-Mogul. The Term Loan A and revolving credit facility will mature on the fifth anniversary of closing, and the Term Loan B will mature on the seventh anniversary of closing. The new credit facilities will be secured on a senior basis by substantially all assets of the Company on a pari passu basis with Federal-Mogul’s existing secured notes, and will be guaranteed by certain material domestic subsidiaries. The commitment to provide financing is subject to specified limited conditions.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The securities to be issued in connection with the Transactions contemplated thereby will not be registered under the Securities Act, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder, or other applicable Securities Act exemptions.

ITEM 7.01	REGULATION FD DISCLOSURE.

On April 10, 2018, the Company issued a press release regarding the announcement of the Transaction. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Company will hold a conference call for investors at 7:30 a.m. CDT on April 10, 2018 regarding the Transaction. The slides the Company will present on this call are available on its website at investors.tenneco.com. The slides are being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This communication contains forward-looking statements. These forward-looking statements include, but are not limited to, (i) all statements, other than statements of historical fact, included in this communication that address activities, events or developments that we expect or anticipate will or may occur in the future or that depend on future events, or (ii) statements about our future business plans and strategy and other statements that describe the Company’s outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance. These forward-looking statements are included in various sections of this communication and the words “may,” “will,” “believe,” “should,” “could,” “plan,” “expect,” “anticipate,” “estimate,” and similar expressions (and variations thereof), are intended to identify forward-looking statements. Forward-looking statements included in this communication concern, among other things the proposed acquisition of Federal-Mogul LLC, including the expected timing of completion of the proposed acquisition and related transactions; the benefits of the proposed acquisition; the combined company’s plans, objectives and expectations; future financial and operating results; and other statements that are not historical facts. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to materially differ from those described in the forward-looking statements, including the risk that the transaction may not be completed in a timely manner or at all due to a failure to satisfy certain closing conditions, including any stockholder or regulatory approvals or the failure to satisfy other conditions to completion of the transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction Agreement; the outcome of any legal proceeding that may be instituted against the Company and others following the announcement of the transaction; the combined company may not complete a spin-off of the Motorparts business from the Powertrain business (or achieve some or all of the anticipated benefits of such a spin-off); the proposed transaction may have an adverse impact on existing arrangements with the Company, including those related to transition, manufacturing and supply services and tax matters; the amount of the costs, fees, expenses and charges related to the transaction may be greater than expected; the ability to retain and hire key personnel and maintain relationships with customers, suppliers or other business partners; the risk that the benefits of the transaction, including synergies, may not be fully realized or may take longer to realize than expected; the risk that the transaction may not advance the combined company’s business strategy; the risk that the combined company may experience difficulty integrating all employees or operations; the potential diversion of the Company’s management’s attention resulting from the proposed transaction; as well as the risk factors and cautionary statements included in the Company’s periodic and current reports (Forms 10-K, 10-Q and 8-K) filed from time to time with the SEC. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Unless otherwise indicated in this report, the forward-looking statements in this communication are made as of the date of this communication, and, except as required by law, the Company does not undertake any obligation, and disclaims any obligation, to publicly disclose revisions or updates to any forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed transaction between Tenneco Inc. (the “Company”) and Federal-Mogul LLC, the Company intends to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or other document(s) that the Company may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, FEDERAL-MOGUL AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the proxy statement and other relevant materials (when they become available), and any and all documents filed by the Company with the SEC, may be obtained for free at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company via the Company’s Investor Relations section of its website at investors.tenneco.com or by contacting Investor Relations by directing a request to the Company, Attention: Investor Relations, 500 North Field Drive in Lake Forest, Illinois, 60045 or by calling (847) 482-5162.

Certain Information Regarding Participants

The Company and its respective directors and executive officers may be deemed participants in the solicitation of proxies in connection with the proposed transaction. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed transaction, and any interest they have in the proposed transaction, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in the Company’s proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on April 4, 2018, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 28, 2018. You may obtain these documents (when they become available) free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at the Company.

No Offer or Solicitations

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

2.1*	Membership Interest Purchase Agreement, dated as of April 10, 2018 by and among the Company, Federal-Mogul LLC, American Entertainment Properties Corp. and Icahn Enterprises L.P.

99.1	Press release dated April 10, 2018.

99.2	Conference Call Presentation dated as of April 10, 2018.

*	Exhibits and schedules were omitted pursuant to Item 601(b)(2) of Regulation S-K and will be furnished to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENNECO INC.
Date: April 10, 2018	By:	/s/ Brandon B. Smith
Brandon B. Smith
Senior Vice President, General Counsel
and Corporate Secretary